SCHEDULE 14C INFORMATION

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The 2023 ETF Series Trust

(Name of Registrant as Specified in Its Charter)

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Pacific NoS Global EM Equity Active ETF

a series of

The 2023 ETF Series Trust

c/o Tidal ETF Services, LLC,

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF INFORMATION STATEMENT

January [-], 2026

As a shareholder of the Pacific NoS Global EM Equity Active ETF (the “Fund”), a series of The 2023 ETF Series Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the addition of Tidal Investments LLC (“Tidal”) as a new sub-adviser for the Fund. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

On November 25, 2025 the Trust’s Board of Trustees approved Tidal as a new sub-adviser for the Fund pursuant to the terms of a sub-advisory agreement dated December 26, 2025 (the “Sub-Advisory Agreement”). No change was made to the existing investment advisory agreement between the Fund and Pacific Capital Partners Limited (“Pacific Capital”) or the existing sub-advisory agreement between Pacific Capital and North of South Capital LLP with respect to the Fund. Following the addition of Tidal, there will be no change in the advisory fees paid by the Fund, nor will there be any changes to the Fund’s investment objective, principal strategies, or risks.

On December 16, 2025, the holders of shares of the Fund representing a majority of the voting power with respect to the Fund voted to approve the Sub-Advisory Agreement. As a result, no shareholder meeting will be held for the Sub-Advisory Agreement and, accordingly, the enclosed information statement is being provided to inform you of the Sub-Advisory Agreement and the addition of Tidal.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at https://www.pacificam.co.uk/geme-etf. The Information Statement will be available on the website until at least [-], 2026. To view and print the Information Statement, click on the link to the Information Statement. You may request a paper copy or email copy of the Information Statement, free of charge, by contacting the Trust in writing at c/o Citibank, N.A., 388 Greenwich Street, New York, New York 10013 or by calling 1-844-745-5220. The Fund’s most recent annual report and semi-annual report are available upon request, without charge, by contacting the Trust at c/o Citibank, N.A., 388 Greenwich Street, New York, New York 10013 or by calling 1-844-745-5220 or visiting https://www.pacificam.co.uk/geme-etf.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Trust at c/o Citibank, N.A., 388 Greenwich Street, New York, New York 10013 or by calling 1-844-745-5220. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Trust as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one.

There is no charge to you to obtain a copy.

Pacific NoS Global EM Equity Active ETF

a series of

The 2023 ETF Series Trust

c/o Tidal ETF Services, LLC,

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

INFORMATION STATEMENT

January [-], 2025

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

On November 25, 2025, the Board of Trustees (the “Board”) of The 2023 ETF Series Trust (the “Trust”) approved Tidal Investments LLC (“Tidal”) as a new sub-adviser for the Pacific NoS Global EM Equity Active ETF (the “Fund”) pursuant to the terms of a sub-advisory agreement between Pacific Capital Partners Limited (“Pacific Capital”) and Tidal dated December 26, 2025 (the “Sub-Advisory Agreement”). No change was made to the existing investment advisory agreement between the Fund and Pacific Capital or the existing sub-advisory agreement between Pacific Capital and North of South Capital LLP (“North of South Capital”) with respect to the Fund. A copy of the Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

Following the addition of Tidal, there will be no change in the advisory fees paid by the Fund, nor will there be any changes to the Fund’s investment objective, principal strategies, or risks. A supplement to the Fund’s Prospectus and Statement of Additional Information (“SAI”) announcing Tidal as a new sub-adviser to the Fund was filed with the U.S. Securities and Exchange Commission on [-], 2025.

Section 4.8 of the Trust’s Declaration of Trust provides that the Fund’s shareholders may, by written consent of the holders of shares representing a majority, except as may be otherwise required by applicable law, take any action that may have been taken at a meeting of the shareholders. Section 15 of the Investment Company Act of 1940 (the “1940 Act”) generally requires that a fund’s investment advisory agreement, including a sub-advisory agreement, be approved by the vote of a majority of the outstanding voting securities of the fund. On December 16, 2025 (the “Record Date”), the holders of shares of the Fund representing a majority with respect to the approval of the Sub-Advisory Agreement approved the Agreement. As a result, no shareholder meeting will be held for the Sub-Advisory Agreement.

A notice regarding the website availability of this Information Statement will be mailed on or about [-], 2026 to all Fund’s shareholders of record. The purpose of this Information Statement is to provide you with information about Tidal as well as the sub-advisory agreement between Pacific Capital and Tidal with respect to the Fund. The changes described in this Information Statement do not require shareholder approval and are described for informational purposes only. As of the Record Date, there were 2,250,000 issued and outstanding shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

Pacific Capital will bear the expenses incurred in connection with preparing and mailing this Information Statement to Fund shareholders.

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I.	The Board’s Approval of Tidal

At a meeting of the Board held on November 25, 2025 (the “Meeting”), Pacific Capital recommended, and the Board, including its members who are not interested persons of the Trust (the “Independent Trustees”) within the meaning of the 1940 Act, approved the addition of Tidal as a sub-adviser to the Fund pursuant to the terms of the Sub-Advisory Agreement. Tidal’s appointment as a sub-adviser to the Fund will become effective [-], 2025. No change was made to the existing investment advisory agreement between the Fund and Pacific Capital or the existing sub-advisory agreement between Pacific Capital and North of South Capital LLP (“North of South Capital”) with respect to the Fund. Further, no changes were made to the advisory fees payable by the Fund, nor to the Fund’s investment objective, principal strategies, or risks.

II.	The Sub-Advisory Agreement with Tidal

Pacific Capital and Tidal have entered into the Sub-Advisory Agreement as of December 26, 2025. Pursuant to the terms of the Sub-Advisory Agreement, Tidal provides sub-advisory services to the Fund. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, in all cases, subject to the supervision of Pacific Capital and oversight of the Board. Tidal also provides portfolio position monitoring and risk management oversight.

Duration and Termination. The Sub-Advisory Agreement will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

The Sub-Advisory Agreement will automatically terminate: without the payment of any penalty in the event the Investment Advisory Agreement between Pacific Capital and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. The Sub-Advisory Agreement may be terminated, without the payment of any penalty: (i) by the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by Pacific Capital, in each case, upon sixty (60) days’ written notice to Tidal; (ii) by Tidal upon sixty (60) days’ written notice to Pacific Capital and the Board; or (iii) if a party is in material breach of the Sub-Advisory Agreement, providing written notice to the breaching party, unless the other party in material breach of the Sub-Advisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Sub-Advisory Fee. The Sub-Advisory Agreement has a sub-advisory fee, paid by Pacific Capital and not by the Fund, which is calculated daily and paid monthly, at an annual rate set forth in the table below and based on the Fund’s average daily net assets out of the fee Pacific Capital receives from the Fund.

Fund Assets Under Management	Fee
$0 - $250 million	5 bps
$250 million - $500 million	4 bps
$500 million - $1 billion	3 bps
Over $1 billion	2 bps
Minimum	$25,000

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Brokerage Policies. The Sub-Advisory Agreement authorizes Tidal to select the brokers or dealers that will execute the purchases and sales of securities of the Fund, directs Tidal to seek for the Fund the most favorable execution and net price available under the circumstances, and provides that Tidal may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker to Tidal. The Sub-Advisory Agreement states that the foregoing are duties of Tidal unless responsibility for placing orders with respect to transactions in securities or other assets held or to be acquired by the Fund has been retained by Pacific Capital or delegated by Pacific Capital to another sub-adviser.

Payment of Expenses. The Sub-Advisory Agreement provides that Tidal will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund.

Other Provisions. The Sub-Advisory Agreement provides that Tidal shall indemnify and hold harmless Pacific Capital, the Trust, all affiliated persons thereof, and all controlling persons from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of Tidal’s obligations under the agreement; provided, however, that Tidal’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by Pacific Capital, is caused by or is otherwise directly related to Pacific Capital’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement. The Sub-Advisory Agreement further provides that Pacific Capital shall indemnify and hold harmless Tidal from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) arising from or in connection with the performance of Pacific Capital’s obligations under the agreement; provided, however, that Pacific Capital’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by, Tidal is caused by or is otherwise directly related to Tidal’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement.

III.	Board Considerations

To evaluate the Sub-Advisory Agreement, the Board requested, and Tidal provided such materials as the Board, with the advice of counsel, deemed reasonably necessary. The Board also met with representatives of Tidal at the Meeting, during which the Independent Trustees and Tidal’s representatives discussed the materials that had been provided as well as other related matters concerning the Fund. In determining whether to approve the Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent, and quality of the services to be provided by Tidal to the Fund; (ii) the investment objective and strategy for the Fund and the Fund’s performance record; (iii) the profits anticipated to be realized by Tidal from providing sub-advisory services to the Fund; (iv) fees charged to comparable funds; (v) the extent to which economies of scale would be shared as the Fund grows; and (vi) other factors the Board deemed to be relevant.

Nature, Extent, and Quality of Services to be Provided. In considering the nature, extent, and quality of the services to be provided to the Fund, the Board reviewed the Sub-Advisory Agreement and the sub-advisory services anticipated to be provided by Tidal. The Board noted that Tidal’s responsibilities include trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of Pacific Capital and the oversight of the Board.

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The Board considered the background, sophistication, and experience of Tidal’s senior management, including those individuals who would be responsible for portfolio management and regulatory compliance of the Fund. The Board also considered Tidal’s extensive administrative and compliance infrastructures. The Board appreciated the fact that Tidal has deep experience and expertise serving as the investment adviser or sub-adviser to other pooled investment vehicles.

The Board considered Tidal’s portfolio management resources, structures, and practices, including those associated with monitoring and seeking to ensure the Fund’s compliance with its investment objective and policies and with applicable laws and regulations. The Board also considered information about Tidal’s overall investment management businesses, including the financial resources available to them needed to deliver high quality sub-advisory services to the Fund.

Investment Performance. The Board considered that Tidal would be a new sub-adviser to the Fund and therefore would not have any performance with respect to the Fund to be reviewed. The Board discussed with representatives of Tidal the proposed portfolio management team and the investment strategy to be employed in the management of the Fund’s assets. The Board considered Tidal’s reputation and experience, including its experience managing other accounts.

Fees Charged to Comparable Funds. The Board reviewed the sub-advisory fee to be paid by Pacific Capital to Tidal for its services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered this fee in light of the services Pacific Capital and North of South Capital provide as investment adviser and investment sub-adviser to the Fund, respectively. The Board also considered that the Fund pays a unitary fee to Pacific Capital, meaning that the Fund pays no expenses, other than certain excluded expenses. The Board noted that the unitary fee charged to the Fund would not increase as a result of adding Tidal as a sub-adviser for the Fund, that Tidal is to be paid by Pacific Capital out of the unitary fee, and that the Sub-Advisory Agreement represents an arm’s-length negotiation between Pacific Capital and Tidal.

Profitability and Economies of Scale. The Board considered information concerning the anticipated profitability of Tidal from serving as sub-adviser to the Fund. The Board appreciated that, because Tidal is a new sub-adviser to the Fund, information concerning Tidal’s profitability was based on estimates and therefore, to a large degree, speculative. The Board noted that it will have opportunities in the future to consider and evaluate Tidal’s profitability from managing the Fund. The Board also considered whether economies of scale or other efficiencies might result as the Fund’s assets grow, noting that Pacific Capital, and not the Fund, pays Tidal’s sub-advisory fee and that the overall unitary fee charged by Pacific Capital to the Fund is not increasing. The Board noted that it intends to monitor for the existence of economies of scale with respect to the management of the Fund.

Conclusion. After reviewing these and other factors, the Board concluded in the context of its overall review of the Sub-Advisory Agreement, that the nature, extent, and quality of services to be provided supported its approval of the Sub-Advisory Agreement and that the fee to be charged thereunder was reasonable. In the Independent Trustees’ deliberations, each Trustee gave specific factors the weight that Trustee thought appropriate. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it.

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IV.	Information Concerning Pacific Capital Partners Limited

Pacific Capital Partners Limited is a private limited company established in England and Wales on September 1, 1993, with registered offices at 74 Wigmore Street, London, W1U 2SQ, United Kingdom. Pacific Capital provides investment management services and has been a registered investment adviser with the SEC since June 18, 2021. The ultimate holding company of Pacific Capital is Pacific Investments Limited. As of September 30, 2025, Pacific Capital had approximately $17.31 billion in assets under management.

The Trust and Pacific Capital have entered into an investment advisory agreement with respect to the Fund pursuant to which Pacific Capital is responsible for ensuring the Fund has a continuous investment program, overseeing North South Capital and Tidal, including regular review of each sub-adviser’s performance, and trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board.

For the services Pacific Capital provides to the Fund, the Fund pays Pacific Capital a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. Under the advisory agreement, Pacific Capital has agreed to pay all expenses incurred by the Fund except for the advisory fee and any value-added-tax or other sales tax calculated on such fee; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; fees and expense related to the provision of securities lending services; acquired fund fees and expenses; accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as determined by the Board); and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

For the fiscal period January 23, 2025 through June 30, 2025, the Fund paid Pacific Capital $96,953 in advisory fees. The terms of the Fund’s investment advisory agreement with Pacific Capital are unaffected by the addition of Tidal as a sub-adviser to the Fund.

V.	Information Concerning North of South Capital LLP

Pacific Capital has retained North of South Capital to manage the Fund’s day-to-day portfolio investment activities pursuant to a sub-advisory agreement (the “NoS Sub-Advisory Agreement”). North of South Capital is a limited liability partnership established in England and Wales on August 18, 2004, is the Fund’s investment Sub-Adviser and has been a registered investment adviser with the U.S. Securities and Exchange Commission since October 13, 2020. It has its principal offices at 16 Kinnerton Place South, London SW1X 8EH, United Kingdom and as of September 30, 2025 had approximately $6.13 billion in assets under management.

Under the NoS Sub-Advisory Agreement, North of South Capital makes portfolio investment decisions for the Fund and continuously reviews and administers the investment program of the Fund, subject to the supervision of Pacific Capital and oversight of the Board. North of South Capital is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of Pacific Capital and the oversight of the Board.

Pursuant to the NoS Sub-Advisory Agreement, North of South Capital is entitled to receive an annual sub-advisory fee, which is paid by Pacific Capital, not the Fund. Pacific Capital pays North of South Capital 50% of the net revenue retained by Pacific Capital from its unitary fee. North of South Capital is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the NoS Sub-Advisory Agreement.

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North of South Capital has entered into a personnel sharing arrangement with its wholly-owned subsidiary, North of South Capital (DIFC) Limited (“DIFC”). Pursuant to this arrangement, Kamil Dimmich serves as a portfolio manager of North of South Capital and provides investment management and other services to the Fund. DIFC is a private company incorporated in the Dubai International Financial Center with its principal offices at Office 104, Level 1, Tower 2, Al Fattan Currency House, DIFC, Dubai, UAE.

For the fiscal period January 23, 2025 through June 30, 2025, Pacific Capital paid North of South Capital $48,216 in sub-advisory fees. The terms of the sub-advisory agreement between Pacific Capital and North of South Capital with respect to the Fund are unaffected by the addition of Tidal as a sub-adviser to the Fund.

VI.	Information Concerning Tidal Investments LLC

Tidal Investments LLC is a Delaware limited liability company founded in March of 2012. Tidal is a registered investment adviser with the SEC. Principal trust administrator services provider, Tidal ETF Services LLC, and compliance services provider, Tidal Compliance Services LLC, each are wholly owned subsidiaries of Tidal and are joined under the brand name, Tidal Financial Group.

Tidal is wholly owned by TFG Buyer Holdings, Inc., which is wholly owned by TFG Mezzanine Holdings, Inc., which is wholly owned by TFG Upper Holdings, Inc., which is wholly owned by TFG Parent Holdings, LLC (the “Parent Company”). Approximately 60% of the Parent Company is owned by Tidal’s founders, employees and former employees. Approximately 40% of the Parent Company is owed by Insignia II-2 Aggregator Holdings, LLC, a holding company entity formed to hold the ownership interests of the Parent Company by certain investors associated with and private funds issued by Insignia Capital Group, L.P. The address of TFG Buyer Holdings, Inc., TFG Mezzanine Holdings, Inc., TFG Upper Holdings, Inc., TFG Parent Holdings, LLC, and Insignia II-2 Aggregator Holdings, LLC is 1333 N. California Blvd, Suite 520, Walnut Creek, CA 94596.

Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of September 30, 2025, Tidal had approximately $48.87 billion assets under management and served as the investment adviser or sub-adviser for 277 registered funds.

The names and principal occupations of the principal executive officers and directors of Tidal are listed below. None of Tidal’s principal executive officers, directors or employees serve as a Trustee of the Trust. Messrs. Falkeis and Woolverton serve as officers of the Trust, as President and Chief Compliance Officer, respectively. The mailing address for each person listed below is the same as that of Tidal.

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Name	Principal Occupation
Guillermo Trias	Executive Chairman /Director
Gavin C. Filmore	Chief Executive Officer/Director
Claire Du Plessis	Chief Marketing Officer
Eric W. Falkeis	Chief Operating Officer
John A. Pestrichelli	Chief Trading Officer
Michael T. Pellegrino	General Counsel
Ronnie J. Riven	Chief Financial Officer
Michael J. Venuto	Chief Investment Officer /Director
William H. Woolverton	Chief Compliance Officer
Anthony L. Broglio	Director
Douglas C. Rescho	Director

Currently, Tidal provides investment advisory services to other funds with investment objectives similar to that of the Fund. The name, net assets (as of December 29, 2025) and contractual advisory fee of each such fund are listed below.

Name of Fund	Net Assets	Advisory Fee Based on the Fund’s Average Daily Net Assets
Cambria Emerging Shareholder Yield ETF	$617,148,638	0.03% on the first $2 billion of aggregate Fund assets; and 0.025% on aggregate Fund assets above $2 billion.

General Information

Other Service Providers. The Trust’s administrator is Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219. The Trust’s custodian and transfer agent is Citibank, N.A., located at 388 Greenwich Street, New York, NY 10013. The Fund’s distributor is Foreside Fund Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101. Counsel to the Trust is Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20006.

Affiliated Broker Commissions. For the fiscal period January 23, 2025 through June 30, 2025, no brokerage commissions were paid by the Fund to any direct or indirect affiliated persons (as defined in the 1940 Act) of the Fund.

Share Ownership. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants (“DTC Participants”), as of January 23, 2026 the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Fund is set forth in the table below.

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Participant Name	Percentage of Ownership
The Northern Trust Company 50 South LaSalle Street, Chicago, IL 60603	50.00%
National Financial Services LLC 200 Seaport Boulevard, Boston MA 02210	23.04%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA 94105	13.46%
JPMorgan Securities LLC/ JPMC 383 Madison Ave, New York, NY 10179	9.33%

To the knowledge of the Trust’s management, as of the close of business on December 30, 2025, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares.

Financial Information. The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to shareholders upon request. Requests for such reports may be made by writing to the Trust at c/o Citibank, N.A., 388 Greenwich Street, New York, New York 10013 calling 1-844-745-5220, or visiting https://www.pacificam.co.uk/geme-etf.

Shareholder Proposals. The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Trust at c/o Citibank, N.A., 388 Greenwich Street, New York, New York 10013.

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APPENDIX A

DELEGATED SERVICES

SUB-ADVISORY AGREEMENT

This Delegated Services Sub-Advisory Agreement (the “Agreement”) is made as of December 26, 2025 by and between Pacific Capital Partners Limited, a limited company organized under the laws of England and Wales, with its principal place of business at 74 Wigmore Street, London, W1U 2SQ, UK (the “Adviser”), and Tidal Investments LLC, a Delaware limited liability company, with its principal place of business at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 (the “Sub-Adviser”), with respect to the series of The 2023 ETF Series Trust (the “Trust”) identified on Schedule A to this Agreement, as may be amended from time to time (each, a “Fund,” and collectively, the “Funds”).

BACKGROUND

A. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B. The Adviser has entered into an Investment Advisory Agreement dated as of 17 December 2024, as amended, (the “Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Funds.

C. The Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D. The Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible.

E. Subject to the terms of this Agreement, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

A-1

2. Sub-Advisory Services. The Sub-Adviser shall be primarily responsible, at the direction of the Adviser, for portfolio management and managing each Fund’s daily creation and redemption and portfolio rebalancing processes, as needed. Portfolio management duties shall include, but not be limited to, in consultation with the Adviser, performing daily monitoring of: (i) Fund positions and variances from the most recently received portfolio disposition and creation unit basket instructions from the Adviser or its delegate, (ii) portfolio positioning with investment guidelines and alignment with the Fund’s target strategy, (iii) adherence to cash and holdings reconciliations and related trading of cash positions, and (iv) overall portfolio risk management with respect to daily portfolio disposition and acquisition activities. The Sub-Adviser shall also implement trading decisions for each Fund in accordance with instructions provided by the Adviser or its delegate in writing pursuant to mutually agreed upon notification protocols. In the event the Sub-Adviser requires clarification on a particular Adviser or its delegate instruction (e.g., due to a potential regulatory or compliance issue), the Sub-Adviser will seek guidance from the Adviser or its delegate prior to executing any transaction in question. The Sub-Adviser shall also assist in liquidity and valuation determinations for portfolio assets where reasonably requested by the Adviser or its delegate.

The Adviser hereby grants the Sub-Adviser the authority to exercise full trading authority (subject to the Adviser’s instructions and oversight) for each Fund with respect to creation unit, redemption and rebalancing processes, including corresponding with the Authorized Participants, and implementing activities necessary or incidental thereto, such as purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. In particular, the Sub-Adviser shall have the authority to select broker-dealers to effect trade executions in its sole discretion (subject to its best obligations as stated in Section 7). The Sub-Adviser may consider input from the Adviser regarding broker selection or trading strategies; while retaining discretion over such decisions to act in a manner consistent with its best execution obligations.

The Sub-Adviser acknowledges that the Board retains ultimate authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of the Funds’ shareholders.

3.	Representations of the Sub-Adviser.

3.1.	The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.	The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.
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3.4.	None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the rules and regulations thereunder, as applicable to its provision of services under this Agreement, as well all other applicable federal and state laws, rules, and regulations, and any exchange listing requirements, as applicable to its provision of services and receipt of compensation in connection therewith described under this Agreement and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

3.5.	The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.	The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

3.7.	The Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”).

3.8.	The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.
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4.	Representations of the Adviser.

4.1.	The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.	The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law, and any exchange listing requirements, that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.	The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.	The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.	The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in each Fund’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.	The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.	The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

4.8.	The Adviser agrees that the Sub-Adviser may rely on specific information, instructions or requests made to the Sub-Adviser by the Adviser or its delegate with respect to the management of each Fund’s assets, which are believed to be in good faith by the Sub-Adviser to be reliable.
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5. Compliance. The Adviser shall be responsible for ensuring that the instructions and guidance it provides to the Sub-Adviser comply with (a) the objectives, policies, and restrictions set forth in each Fund’s registration statement, as amended or supplemented, and with any policies, guidelines, instructions, and procedures approved by the Board, and (b) applicable federal and state laws, rules, and regulations, including those related to trades, Regulation M, and other similar requirements. The Sub-Adviser shall conduct pre-trade compliance checks in connection with the investment instructions and transactions it proposes to implement; provided, however, that the Sub-Adviser shall not be liable for any failure to identify or prevent a transaction that is inconsistent with such objectives, policies, restrictions, laws, rules, or regulations. For the avoidance of doubt, ultimate responsibility for compliance with such objectives, policies, restrictions, laws, rules, and regulations shall rest solely with the Adviser. The Sub-Adviser shall be entitled to rely on such instructions and guidance from the Adviser in performing its obligations under this Agreement.

6. Proxy Voting.

The Sub-Adviser shall have no proxy voting authority or responsibilities with respect to the Fund’s proxy voting obligations.

7. Brokerage. The Adviser has delegated trading authority to the Sub-Adviser and, to that end, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for each Fund’s entire portfolio.

7.1.	The Sub-Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries, and may negotiate brokerage commissions, if applicable, and other transaction terms. The Sub-Adviser shall seek to obtain “best execution” consistent with its relevant policies and procedures and its obligations under applicable laws and regulations considering all circumstances, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for the Funds with such members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries as it may select from time to time. The Sub-Adviser is authorized to execute account documentation, agreements, contracts and other documents on behalf of the Funds, as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided hereunder. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Funds, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Funds; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act. Should the Adviser elect the right to direct brokerage, the Sub-Adviser and its delegates shall not be obligated to seek best execution on such directed brokerage transactions.
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7.2.	Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.	The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or the Funds in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations and subject to its policies on trade aggregation and allocation, is authorized to aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Funds and to its other clients over time and subject to its policies on trade aggregation and allocation.

7.5.	Subject to Sections 3.4 and 5 (e.g., adherence to each Fund’s registration statement), the Sub-Adviser may, at the direction of the Adviser, make decisions for the Fund as to derivative instruments and foreign currency matters and make determinations as to the retention or disposition of derivative instruments, foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and may execute and perform the same on behalf of a Fund. The Sub-Adviser, on behalf of each Fund, is authorized to negotiate ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto.
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8.	Records/Reports.

8.1.	Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.	The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.	Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.	Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.	Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.
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8.6.	Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

8.7.	Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.	Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

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10. Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.	Compensation.

12.1.	Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2.	The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3.	The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13. Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.	Liability and Standard of Care.

14.1.	The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.
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14.2.	The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”).

14.3.	Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4.	The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.
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14.6.	The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

15.	Term/Approval/Amendments.

15.1.	This Agreement shall become effective with respect to a Fund, as of the date set forth on the Schedule A attached hereto, if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3.	In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4.	This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.
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16.	Use of the Sub-Adviser’s Name.

16.1.	The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2.	Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

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19. Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given (i) on the date delivered personally or by courier service, (ii) three days after being sent by registered or certified mail, postage prepaid, return receipt requested, (iii) on the date sent and confirmed received by facsimile transmission, or (iv) on the date sent by email to the other party’s email address set forth below (or such other email address as may be specified in writing by one party to the other party), provided that such email transmission is accompanied by commercially reasonable evidence of successful transmission and receipt. Notices shall be addressed to the parties at their respective addresses (or email addresses) set forth below, or to such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Pacific Asset Management

74 Wigmore Street

London

W1U 2SQ

UK

Attn: Chief Compliance Officer

email: compliance@pacificam.co.uk

Notices to Sub-Adviser shall be sent to:

Tidal Investments, LLC

234 W. Florida Street, Suite 203

Milwaukee, WI 53204

Attn: General Counsel

email: legal@tidalfg.com

20. Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21. Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22. Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

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23. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25. Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

PACIFIC CAPITAL PARTNERS LIMITED

By:
Name:
Title:

TIDAL INVESTMENTS LLC

By:
Name:
Title:
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Schedule A

to the

Sub-Advisory Agreement

by and between

Pacific Capital Partners Limited

and

Tidal Investments LLC

As of: December 26, 2025

Fund Name	Effective Date of Sub-Advisory Agreement
Pacific NoS Global EM Equity Active ETF	December 26, 2025

Fee rate:

Fund AUM	Full Sub-Advisory (Portfolio Implementation & Capital Markets)
$0MM - $250MM	5 bps
$250MM - $500MM	4 bps
$500MM - $1B	3 bps
Over $1B	2 bps
Minimum	$25,000

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